Deposits, Prepayment, Other Receivables and Deferred Ipo Cost, Net - Schedule of Schedule of Deposits, Prepayment, Other Receivables and Deferred Ipo Cost, Net (Details) - USD ($)		Jun. 30, 2026	Dec. 31, 2025
Current
Other receivables		$ 831,363	$ 33,442
Deposits		3,404,831	199,935
Prepayment		171,436	120,542
Loan receivable from a third party	[1]	75,000	75,000
Advanced payment to supplier			74,674
Less: allowance for expected credit loss		(5)	(5)
Deposits, prepayment, other receivables and deferred IPO cost, net		4,482,625	503,588
Deposit with a digital asset broker		4,717	34,987
Receivable from agents		392,876	794,116
Deferred offering costs		40,754	116,250
Deposit for land acquisition	[2]	$ 4,714,749	$ 4,614,749

[1]	The loan is unsecured, interest free and is repayable on demand.
[2]	No definitive agreement has been concluded to date regarding this deposit paid for the acquisition of land in Ras Al Khaimah, UAE.